UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08025
                                  ---------------------------------
        Global Income Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY                10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/05 - 12/31/05
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form
N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.





                                                            American Stock
GLOBAL INCOME FUND                                          Exchange Symbol: GIF
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                January 19, 2006

Fellow Shareholders:

     It is a pleasure to submit this 2005 Annual Report for Global Income Fund, and to welcome our new shareholders who find the Fund's quality approach to global income investing attractive. The primary investment objective of the Fund, a closed-end investment company, is to provide for its shareholders a high level of income. The Fund's secondary investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities.

                                Global Allocation

     The Fund's strategy in 2005 was to invest its assets in primarily investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries. At year end, the Fund held securities of nations, corporations, and other organizations based in the United States, Netherlands, United Kingdom, Australia, France, Canada, Germany, Austria, Sweden, Japan, Cyprus, Hungary, and Korea. Because an organization (particularly multi-national corporations) based in one country may issue obligations in another country's currency, it should also be noted that at year end the Fund's portfolio was 67% invested in non-U.S. dollar denominated securities with about 47% in Eurodollars, 10% in British pounds, and 10% in Australian dollars, with U.S. dollar denominated investments making up the balance. All but 2% of the Fund's portfolio investments are considered investment grade by actual or deemed rating, or in cash or cash equivalents.

     In 2005, the U.S. dollar gained against the other major world currencies in our portfolio, which negatively impacted Fund results. Although the 2005 total net asset value return was a negative 6.95% due in large part to U.S. dollar strength, we are committed to our global investment grade allocation process, which we believe provides a sound, quality, fixed income strategy for investors over the long term.

                                  Market Report

     During the year the Federal Open Market Committee (FOMC) continued to raise its key overnight Federal funds target rate, which at year end stood at 4.25%. The minutes of the last meeting of the FOMC revealed, however, that Committee members seemed to lack a consensus as to how many interest rate raises would be needed to control inflation and that additional raises "would probably not be large." Despite raising the rate to 4.25% on December 13, the Committee reiterated that "only some further measured policy firming is likely to be needed."

     Surveying the economic scene, we note that the National Association of Realtors reported 2005 sales of existing homes set a record for a fifth consecutive year, although fourth quarter sales showed weakness. Recent inflationary pressure from employment rates, salary changes, and raw material prices has also been weak. Oil price increases, however, may spur inflation to the extent not offset by decreases in consumer goods spending.

     As outgoing Federal Reserve Board Chairman Alan Greenspan has so often said, the fear of inflation may be as important as inflation itself. Accordingly, if labor costs or raw material prices increase, we might expect the FOMC to continue to raise short term interest rates to combat inflation fears. But, the FOMC's use of this strategy may be somewhat limited since currently shorter term interest rates already are generally higher than longer term rates. Historically when short term rates are much higher than long term rates for an extended period, recessions have begun. Thus, should the consumer lose faith in the economy from, for example, a decline in housing markets, the FOMC might risk an increase in inflation to restore consumer confidence and the economy by lowering rates, notwithstanding the potential inflationary impact.

                         6% Dividend Distribution Policy

     The Fund has a managed quarterly distribution policy, which is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the current policy, distributions of approximately 6% of the Fund's net asset value per share on an annual basis are intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. For the year ended December 31, 2005 actual distributions were about 6% of average net assets with approximately 71% derived from net investment income and the balance from return of capital.

     This managed quarterly distribution policy is subject to regular review at the Board of Directors' quarterly meetings and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration. Although the dollar amount of the distributions cannot be predicted, we continue to believe shares of the Fund are a sound long term value for investors seeking a high level of income, with capital appreciation as a secondary objective.

     We believe that shares of the Fund are attractive, and look forward to serving your investment needs over the years ahead.

                                   Sincerely,


/s/ Thomas B. Winmill                   /s/ Marion E. Morris
-------------------------------------   ----------------------------------------
Thomas B. Winmill                       Marion E. Morris
President                               Senior Vice President
                                        Portfolio Manager

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.                2

              Schedule of Portfolio Investments - December 31, 2005

   Principal
   Amount (a)                                                                              Market Value
---------------                                                                            ------------
                  DEBT SECURITIES (93.64%)
                  Australia (8.11%)
    A$1,500,000   Commonwealth Bank of Australia, 6.75% Senior Government
                     Guaranteed Notes, due 12/01/07 ....................................    $1,125,409
     $1,000,000   National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 .......     1,139,304
     $  300,000   Principal Financial Group, 144A, 8.20% Senior Notes,
                     due 8/15/09 (b) ...................................................       329,155
                                                                                            ----------
                                                                                             2,593,868
                                                                                            ----------

                  Austria (4.06%)
(euro)1,000,000   Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11 .......     1,297,291
                                                                                            ----------

                  Canada (6.07%)
    A$1,300,000   Government of Quebec, 6% Senior Unsubordinated Notes, due 2/18/09 ....       960,140
(euro)1,350,000   Province of Quebec, 5.50% Euro Medium Term Notes, due 7/13/12 ........       981,744
                                                                                            ----------
                                                                                             1,941,884
                                                                                            ----------

                  Cyprus (1.98%)
(euro)  500,000   Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14 .......       632,360
                                                                                            ----------

                  France (7.72%)
(euro)1,000,000   Elf Aquitaine, 4.50% Senior Unsubordinated Notes, due 3/23/09 ........     1,228,318
(euro)1,000,000   Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium Term
                     Notes, due 10/25/09 ...............................................     1,241,640
                                                                                            ----------
                                                                                             2,469,958
                                                                                            ----------

                  Germany (5.51%)
(pound) 500,000   Dresdner Bank Aktiengesellschaft, 7.75% Subordinated Bonds,
                     due 12/07/07 ......................................................       904,978
(pound) 500,000   RWE Finance B.V., 4.625% Notes, due 8/17/10 ..........................       858,378
                                                                                            ----------
                                                                                             1,763,356
                                                                                            ----------

                  Hungary (1.90%)
(euro)  500,000   Republic of Hungary, 4% Bonds, due 9/27/10 ...........................       608,493
                                                                                            ----------

                  Japan (3.77%)
(euro)1,000,000   Toyota Motor Credit Corp., 4.125% Euro Medium Term Notes,
                     due 1/15/08 .......................................................     1,204,351
                                                                                            ----------

                  Korea (1.62%)
     $  500,000   Korea Development Bank, 5.75% Notes, due 9/10/13 .....................       518,920
                                                                                            ----------

                  Netherlands (15.54%)
(euro)1,000,000   Aegon N.V., 4.625% Euro Medium Term Notes, due 4/16/08 ...............     1,219,450
(euro)  500,000   Essent N.V., 4.50% Euro Medium Term Notes, due 6/25/13 ...............       617,465
(euro)  500,000   Heineken N.V., 4.375% Bonds, due 2/04/10 .............................       607,931
(euro)1,000,000   ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12 .............     1,311,156
(euro)1,000,000   Nederlandse Waterschapsbank, 4% Notes, due 2/11/09 ...................     1,212,799
                                                                                            ----------
                                                                                             4,968,801
                                                                                            ----------

See accompanying notes to financial statements.

                                        3               GLOBAL INCOME FUND, INC.

              Schedule of Portfolio Investments - December 31, 2005

   Principal
   Amount (a)                                                                              Market Value
---------------                                                                            ------------
                  Sweden (3.91%)
(euro)1,000,000   Kingdom of Sweden, 5% Eurobonds, due 1/28/09..........................    $ 1,248,655
                                                                                            -----------
                  United Kingdom (11.10%)
$     1,000,000   National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09....      1,086,537
(euro)1,000,000   Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10..................      1,246,905
(euro)1,000,000   Vodafone Group Plc, 4.625% Euro Medium Term Notes, due 1/31/08........      1,215,471
                                                                                            -----------
                                                                                              3,548,913
                                                                                            -----------
                  United States (14.36%)
$       500,000   CIT RV Trust 1998-AB 6.29% Subordinated Bonds, due 1/15/17............        501,869
$     1,000,000   Federal Home Loan Bank, 2.625% Notes, due 10/16/06....................        984,275
$     1,000,000   U.S. Treasury, 4% Notes, due 8/31/07..................................        993,672
$     1,000,000   U.S. Treasury, 4.25% Notes, due 8/15/15...............................        987,383
$     1,000,000   U.S. Treasury, 5.375% Bonds, due 2/15/31..............................      1,123,594
                                                                                            -----------
                                                                                              4,590,793
                                                                                            -----------
                  Supranational/Other (7.99%)
(pound) 738,000   European Investment Bank, 5.50% Supra-National Bonds, due 12/07/11....      1,340,038
$     1,200,000   The International Bank for Reconstruction & Development,
                  5.05% Notes, due 5/29/08..............................................      1,215,480
                                                                                            -----------
                                                                                              2,555,518
                                                                                            -----------
                     Total Debt Securities (cost: $31,162,963)..........................     29,943,161
                                                                                            -----------
    Shares        PREFERRED STOCKS (4.59%)
---------------   United States (4.59%)
          4,000   BAC Capital Trust II, 7.00%...........................................        101,840
          3,000   BAC Capital Trust III, 7.00%..........................................         76,530
          4,000   Corporate-Backed Trust Certificates, 6.00% (Goldman Sachs)............         93,000
         25,000   Corporate-Backed Trust Certificates, 8.20% (Motorola).................        653,750
         10,000   Disney (Walt) Company, 7.00%..........................................        255,000
          5,000   SATURNS-Bellsouth SM, 5.875%..........................................        110,250
          6,900   Wells Fargo Capital Trust V, 7.00%....................................        176,364
                                                                                            -----------
                     Total Preferred Stocks (cost:$1,447,500)...........................      1,466,734
                                                                                            -----------
                        Total Investments (cost:$32,610,463)(98.23%)....................     31,409,895
                                                                                            -----------
                           Other Assets, Net (1.77%)....................................        565,234
                                                                                            -----------
                           Total Net Assets (100.00%)...................................    $31,975,129
                                                                                            ===========

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) 144A securities may be sold to institutional investors only. The total market value of these securities at December 31, 2005, is $329,155, which represents approximately 1.0% of total net assets.

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.                4

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
   Investments at market value
      (cost: $32,610,463) (note 1) ..............................   $31,409,895
   Interest receivable ..........................................       674,963
   Other assets .................................................        50,102
                                                                    -----------
      Total assets ..............................................    32,134,960
                                                                    -----------
LIABILITIES:
   Note payable (note 5) ........................................        58,955
   Accrued expenses .............................................        57,873
   Administrative services (note 3) .............................        24,001
   Investment management (note 3) ...............................        19,002
                                                                    -----------
      Total liabilities .........................................       159,831
                                                                    -----------
NET ASSETS: (applicable to 7,384,788 shares outstanding:
      20,000,000 shares of $.01 par value authorized) ...........   $31,975,129
                                                                    ===========
NET ASSET VALUE PER SHARE
   ($31,975,129 / 7,384,788 shares outstanding) .................   $      4.33
                                                                    ===========
At December 31, 2005, net assets consisted of:
   Paid-in capital ..............................................   $39,006,540
   Accumulated undistributed net investment loss ................        (5,582)
   Accumulated net realized loss on
      investments and foreign currencies ........................    (5,800,852)
   Net unrealized depreciation on
      investments and foreign currencies ........................    (1,224,977)
                                                                    -----------
                                                                    $31,975,129
                                                                    ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2005

INVESTMENT INCOME:
   Interest (net of $1,151 of foreign tax expense ) .............   $ 1,264,729
   Dividends ....................................................       112,856
                                                                    -----------
      Total investment income ...................................     1,377,585
                                                                    -----------
EXPENSES:
   Investment management (note 3) ...............................       249,662
   Administrative services (note 3) .............................       107,615
   Bookkeeping and pricing ......................................        41,450
   Printing and postage .........................................        31,605
   Auditing .....................................................        23,619
   Insurance ....................................................        20,795
   Directors ....................................................        20,695
   Custodian ....................................................        18,441
   Exchange listing .............................................        14,905
   Transfer agent ...............................................        10,943
   Loan interest and fees .......................................         3,856
                                                                    -----------
      Total expenses ............................................       543,586
      Expense reductions ........................................        (1,054)
                                                                    -----------
      Total net expenses ........................................       542,532
                                                                    -----------
         Net investment income ..................................       835,053
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES:
   Net realized gain (loss) on:
      Sale of investments .......................................       638,110
      Foreign currencies transactions ...........................       (14,756)
   Unrealized depreciation on:
      Investments ...............................................    (4,040,226)
   Translation of assets and liabilities
      in foreign currencies .....................................       (77,707)
                                                                    -----------
      Net realized and unrealized loss on investments and
         foreign currencies .....................................    (3,494,579)
                                                                    -----------
      Net change in net assets resulting from operations ........   $(2,659,526)
                                                                    ===========

See accompanying notes to financial statements.

                                        5               GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2005 and 2004

                                                                         2005          2004
                                                                     -----------   -----------
OPERATIONS:
Net investment income ............................................   $   835,053   $   792,013
Net realized gain on investments and foreign currencies ..........       623,354       815,671
Unrealized (depreciation) appreciation on investments
   and foreign currencies ........................................    (4,117,933)    1,355,264
                                                                     -----------   -----------
   Net change in net assets resulting from operations ............    (2,659,526)    2,962,948

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from ordinary income
   ($0.20 and $0.25 per share, respectively) .....................    (1,458,409)   (1,607,586)
Tax return of capital to shareholders
   ($0.08 and $0.09 per share, respectively) .....................      (608,022)     (573,375)

CAPITAL SHARE TRANSACTIONS:
Net proceeds received from rights offering
   (1,745,315 shares issued) (note 8) ............................            --     6,875,737
Reinvestment of distributions to shareholders
   (7,249 and 66,829 shares, respectively) (note 8) ..............        30,567       300,947
                                                                     -----------   -----------

      Total change in net assets .................................    (4,695,390)    7,958,671

NET ASSETS:
Beginning of year ................................................    36,670,519    28,711,848
                                                                     -----------   -----------
End of year (including accumulated undistributed net investment
   loss of $5,582 in 2005) .......................................   $31,975,129   $36,670,519
                                                                     ===========   ===========

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.                6

                          Notes to Financial Statements

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "Act"), is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The Fund's primary and fundamental objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized and unrealized gain or loss on the sale of securities include a portion of the gain or loss attributed to the change in foreign exchange rates for those securities. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) No provision has been made for U.S. income taxes because the Fund's current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. At December 31, 2005, the Fund has net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $5,800,852, of which $1,341,528, $1,708,533, $1,381,580, and
$1,369,211 expires in 2006, 2007, 2008, and 2010, respectively. Distributions paid to shareholders during the year ended December 31, 2005, differ from net investment income and net gains or losses from security, foreign currency, and futures transactions as a result of gains and losses from foreign currencies, capital distributions due to the managed distribution policy of the Fund, and the net capital loss carryovers. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Effective September 14, 2005, as compensation for its services the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, 1/2 of 1% over $150 million. Prior to September 14, 2005, the annual rate of the management fee compensation was 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $107,615 for providing at cost

                                        7               GLOBAL INCOME FUND, INC.

certain administrative services comprised of compliance services of $60,310 and accounting services of $47,305 during the year ended December 31, 2005. Through arrangements with the Fund's custodian and cash management, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Fund included these credits as an expense offset in the Statement of Operations.

(4) Purchases and sales of securities other than short term notes aggregated $10,545,448 and $11,452,470, respectively, for the year ended December 31, 2005. At December 31, 2005, for federal income tax purposes the aggregate cost of securities was $32,610,463, and net unrealized depreciation was $1,200,568 comprised of gross unrealized appreciation of $60,167 and gross unrealized depreciation of $1,260,735. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at December 31, 2005. Realized gains and losses arising from foreign exchange differences are included in the Statement of Operations.

(5) The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Equities Fund, Inc. (the "Borrowers") have entered into a committed secured line of credit facility with State Street Bank & Trust Company ("Bank"). Foxby Corp. is a closed-end investment company advised by the Investment Manager and Midas Fund, Inc. and Midas Special Equities Fund, Inc. are open-end investment companies advised by Midas Management Corporation, an affiliate of the Investment Manager. The Bank also acts as the Fund's custodian. The aggregate amount of the line of credit is $9,000,000 and the borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $9,000,000 or the maximum amount permitted pursuant to each Borrower's investment policies or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360- day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2005, the weighted average interest rate was 4.27% based on the balances outstanding during the period and the weighted average amount outstanding was $85,814.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2005 and 2004 was as follows:

                              2005         2004
                           ----------   ----------
Distributions paid from:
Ordinary income            $1,458,409   $1,607,586
Return of capital             608,022      573,375
                           ----------   ----------
                           $2,066,431   $2,180,961
                           ==========   ==========

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation on investments and foreign currencies   $(1,224,977)
Capital loss carryovers                                          (5,800,852)
Post-October foreign currency losses                                 (5,582)
                                                                -----------
                                                                $(7,031,411)
                                                                ===========

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences between book and tax accounting have been reclassified as follows:

     Increase in               Decrease in Accumulated
Accumulated Undistributed        Net Realized Loss on              Decrease in
  Net Investment Loss       Investments and Foreign Currencies   Paid-in Capital
-------------------------   ----------------------------------   ---------------
        $1,225,796                      $(298,542)                  $(927,254)

GLOBAL INCOME FUND, INC.                8

                    Notes to Financial Statements (concluded)

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

(8) At December 31, 2005 there were 7,384,788 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of distributions during the years ended December 31, 2005 and 2004 were as follows:

                                     Shares issued   Increase in paid-in capital
                                     -------------   ---------------------------
2005 .............................       7,249                $ 30,567
2004 .............................      66,829                $300,947

In 2004, the Fund issued 1,745,315 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record were issued one non-transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every four rights held. These shares were issued at a subscription price of $4.05. Net proceeds to the Fund were $6,875,737 after deducting total expenses of $192,789. The net asset value per share of the Fund's common shareholders was reduced by approximately $0.21 per share as a result of the share issuance. In October 2005, the Fund filed with the Securities and Exchange Commission a registration statement relating to a non-transferable offering of rights exercisable for shares of the Fund (the "Offer"). The Board of Directors of the Fund authorized the filing of the registration statement, but has not, as of the date hereof, yet unconditionally approved the Offer or its final terms.

                                        9               GLOBAL INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                  2005      2004      2003      2002      2001
                                                                -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value at beginning of period ......................   $  4.97   $  5.16   $  5.04   $  5.44   $  5.72
                                                                -------   -------   -------   -------   -------
Income from investment operations:
   Net investment income ....................................       .11       .11       .18       .28       .32
   Net realized and unrealized gain (loss) on investments ...      (.47)      .25       .30      (.18)     (.04)
                                                                -------   -------   -------   -------   -------
Total income from investment operations .....................      (.36)      .36       .48       .10       .28
                                                                -------   -------   -------   -------   -------
Dilution from rights offering ...............................        --      (.21)       --        --        --
                                                                -------   -------   -------   -------   -------
Less distributions:
   Distributions to shareholders ............................      (.20)     (.25)     (.22)     (.28)     (.36)
   Tax return of capital to shareholders ....................      (.08)     (.09)     (.14)     (.22)     (.20)
                                                                -------   -------   -------   -------   -------
      Total distributions ...................................      (.28)     (.34)     (.36)     (.50)     (.56)
                                                                -------   -------   -------   -------   -------
Net asset value at end of period ............................   $  4.33   $  4.97   $  5.16   $  5.04   $  5.44
                                                                =======   =======   =======   =======   =======
Per share market value at end of period .....................   $  3.95   $  4.82   $  5.01   $  4.60   $  4.91
                                                                =======   =======   =======   =======   =======
TOTAL RETURN ON NET ASSET VALUE BASIS (a) ...................     (6.95)%    3.57%    10.22%     0.04%     2.33%
                                                                =======   =======   =======   =======   =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ......................    (12.47)%    3.45%    17.25%     3.60%    15.94%
                                                                =======   =======   =======   =======   =======
Net assets at end of period (000's omitted) .................   $31,975   $36,671   $28,712   $27,589   $29,110
                                                                =======   =======   =======   =======   =======
Ratio of total expenses to average net assets ...............      1.59%     1.66%     1.61%     1.44%     1.72%
                                                                =======   =======   =======   =======   =======
Ratio of net expenses to average net assets .................      1.59%     1.67%     1.61%     1.44%     1.73%
                                                                =======   =======   =======   =======   =======
Ratio of net expenses excluding loan interest and fees
   to average net assets ....................................      1.58%     1.66%     1.61%     1.44%     1.72%
                                                                =======   =======   =======   =======   =======
Ratio of net investment income to average net assets ........      2.44%     2.49%     3.54%     5.35%     5.94%
                                                                =======   =======   =======   =======   =======
Portfolio turnover over .....................................        32%       97%      146%      162%      160%
                                                                =======   =======   =======   =======   =======

(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

GLOBAL INCOME FUND, INC.               10

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 2005 and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 19, 2006

Additional Information

                                       11               GLOBAL INCOME FUND, INC.

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the most recent 12 months ended June 30, are available without charge, by calling the Fund collect at 1-212-344-6310 and on the SEC's website at http://www.sec.gov. The Guidelines are also posted on the Fund's website at http://www.globalincomefund.net.

                               QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Internet site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Fund's Investment Company Act file number is 811-08025. The Fund makes the information on Form N-Q available to shareholders upon request free of charge by e-mail request to info@globalincomefund.net or by calling the Fund collect at 1-212-344-6310.

        BOARD OF DIRECTORS' REVIEW OF THE INVESTMENT MANAGEMENT AGREEMENT

The annual continuance of the investment management agreement (the "Agreement") between the Fund and the investment manager, CEF Advisers, Inc., was approved at a meeting of the Board of Directors held in March 2005. The semi-annual report to shareholders for the fiscal period ended June 30, 2005 includes a discussion of the factors which the Board of Directors considered in the approval of the continuance of the Agreement. In addition, at a meeting held on September 14, 2005, the Board of Directors approved an amended investment management agreement ("Amended Agreement") between the Fund and the investment manager. The Amended Agreement is substantially similar to the Agreement, except that it provides lower breakpoints for the investment management fee, as follows:

              Agreement                            Amended Agreement
              ---------                            -----------------
7/10 of 1% of the first $250 million  7/10 of 1% of the first $50 million
5/8 of 1% of from $250 million to     5/8 of 1% over $50 million to $150 million
$500 million
1/2 of 1% over $500 million           1/2 of 1% over $150 million

                                                          Additional Information

GLOBAL INCOME FUND, INC.               12

                              MANAGED DISTRIBUTIONS

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal year. Under the U.S. Investment Company Act of 1940, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2006, including the distributions paid quarterly, are comprised approximately two-thirds of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal year, a Form 1099 DIV will be sent to shareholders stating the amount and composition of distributions and provide information about their appropriate tax treatment.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a dividend reinvestment plan (the "Plan"). A shareholder holding certificates for Shares and for whom an account is held at American Stock Transfer & Trust Company as agent under the Plan (the "Agent") will automatically be a participant in the Plan with respect to all dividends and capital gain distributions the Fund declares (in this section, each a "distribution") (including any portion thereof subsequently determined to be a return of capital), unless the shareholder specifically elects to receive all distributions in cash paid by check mailed directly to the shareholder by the Agent. The Agent will open an account for each shareholder under the Plan in the same name in which such shareholder's Shares are registered. Whenever the Fund declares a distribution payable in Shares or cash, participating shareholders will take the distribution entirely in Shares and the Agent will automatically receive the Shares, including fractional Shares, for the shareholder's account in accordance with the following: (1) If the Market Price per Share (as defined below) is equal to or exceeds the NAV per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the distribution (the "Valuation Date"), participants will be issued additional Shares equal to the amount of such distribution divided by the greater of that NAV per Share or 95% of that Market Price per Share or (2) if the Market Price per Share is less than the NAV per Share on the Valuation Date, participants will be issued additional Shares equal to the amount of such distribution divided by that Market Price per Share. The Valuation Date is the day before the distribution payment date or, if that day is not an AMEX trading day, the next trading day. If the Fund declares a distribution payable only in cash, the Agent will, as purchasing agent for the participating shareholders, buy Shares in the open market, on the AMEX or elsewhere, for such shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price per Share exceeds the NAV per Share. These remaining Shares will be issued by the Fund at a price equal to the Market Price per Share.

                         HISTORICAL DISTRIBUTION SUMMARY

                                 Investment   Return of
           Period                  Income      Capital     Total
------------------------------   ----------   ---------   ------
2005..........................     $0.200       $0.080    $0.280
2004..........................     $0.245       $0.090    $0.335
2003..........................     $0.220       $0.140    $0.360
2002..........................     $0.280       $0.220    $0.500
2001..........................     $0.360       $0.200    $0.560
2000..........................     $0.420       $0.160    $0.580
6 Months Ended 12/31/99.......     $0.230       $0.070    $0.300
12 Months Ended 6/30/99.......     $0.550       $0.130    $0.680
12 Months Ended 6/30/98.......     $0.520       $0.320    $0.840

Additional Information

                                       13               GLOBAL INCOME FUND, INC.

                            WWW.GLOBALINCOMEFUND.NET

Visit us on the Internet at www.globalincomefund.net. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                                   STOCK DATA

Price (12/30/05) ...............     $3.95
Net Asset Value (12/30/05) .....     $4.33
Discount .......................      8.78%

American Stock Exchange Symbol: GIF

Newspaper exchange listings appear under an abbreviation, such as: Glinc

                        2006 DISTRIBUTION PAYMENT DATES

Declaration      Record         Payment
-----------   ------------   ------------
March 2       March 15       March 31
June 2        June 16        June 30
September 6   September 18   September 29
December 1    December 18    December 29

                                FUND INFORMATION

Investment Manager
CEF Advisers, Inc.
11 Hanover Square
New York, NY 10005
www.closedendfunds.net
1-212-344-6310

Independent Registered Public Accounting Firm
Tait, Weller & Baker
1818 Market St., Suite 2400
Philadelphia, PA 19103

Internet
www.globalincomefund.net
email: info@globalincomefund.net

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Co.
59 Maiden Lane
New York, NY 10038
www.amstock.com
1-800-278-4353

Custodian
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

                         RESULTS OF THE ANNUAL MEETING

The Fund's Annual Meeting was held on September 7, 2005 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York for the purpose of election the following director to serve as follows with the votes received as set forth below:

Director         Class     Term    Expiring*   Votes For   Votes Withheld
--------------   -----   -------   ---------   ---------   --------------
Bruce B. Huber    III    5 years      2010     6,942,588       122,135

* And until his successor is duly elected and qualifies. Directors whose term of office continued after the meeting are Thomas B. Winmill (Class IV), Bassett S. Winmill (Class V), Peter K. Werner (Class I), and James E. Hunt (Class II).

                                                          Additional Information

GLOBAL INCOME FUND, INC.               14

                             DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

                                                                         Number of Portfolios      Other Public
                                                                             in Investment            Company
Name, Principal Occupation, Business Experience for                         Company Complex        Directorships
Past Five Years, Address, and Age                       Director Since   Overseen by Director   Held by Director**
-----------------------------------------------------   --------------   --------------------   ------------------
Class I:

PETER K. WERNER - Since 1996 he has taught and               1997                  5                     0
directed many programs at The Governor Dummer
Academy. Previously, he was Vice President of Money
Market Trading at Lehman Brothers. He was born on
August 16, 1959.

Class II:

JAMES E. HUNT - He is a Managing Director of Hunt            2004                  5                     0
Howe Partners LLC executive recruiting consultants.
He was born on December 14, 1930.

Class III:

BRUCE B. HUBER, CLU, ChFC, MSFS - He is a Financial          2004                  5                     0
Representative with New England Financial,
specializing in financial, estate and insurance
matters. He was born on February 7, 1930.

Class IV:

THOMAS B. WINMILL* - He is President, Chief Executive        1997                  5             Bexil Corporation
Officer, and General Counsel of the Fund, as well as
the other investment companies (collectively, the
"Investment Company Complex") advised by CEF
Advisers, Inc. (the "Investment Manager"), the
Investment Manager, and Winmill & Co. Incorporated
and its affiliates ("WCI"). He is a member of the
New York State Bar and the SEC Rules Committee of the
Investment Company Institute. He was born on June 25,
1959.

Class V:

BASSETT S. WINMILL* - He is Chairman of the Board of          1997                 1            Bexil Corporation,
the Fund, the Investment Manager, and WCI. He is a                                               Tuxis Corporation
member of the New York Society of Security Analysts,
the Association for Investment Management and
Research, and the International Society of Financial
Analysts. He was born on February 10, 1930.

Additional Information

                                       15               GLOBAL INCOME FUND, INC.

* He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager.

** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas B. Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age             Principal Occupation During the Past 5 years
----------------------   -------------------------------------------------------
Thomas O'Malley          Chief Accounting Officer, Chief Financial Officer,
Born on July 22, 1958    Treasurer and Vice President since 2005. He is also
                         Chief Accounting Officer, Chief Financial Officer, and
                         Vice President of the Investment Company Complex, the
                         Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management,
                         LLC, Reich & Tang Services, Inc., and Reich & Tang
                         Distributors, Inc. He is a certified public accountant.

Marion E. Morris         Senior Vice President since 2000. She is also a Senior
Born on June 17, 1945    Vice President of the Investment Company Complex, the
                         Investment Manager, and WCI. She is Director of Fixed
                         Income and a member of the Investment Policy Committee of the Investment Manager. Previously, she served as Vice President of Salomon Brothers, The First Boston
                         Corporation and Cantor Fitzgerald.

John F. Ramirez          Secretary and Chief Compliance Officer since 2005. He
Born on April 29, 1977   is also Secretary and Chief Compliance Officer of the
                         Investment Company Complex, the Investment Manager, and
                         WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company
                         Complex, the Investment Manager, and WCI.

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.
--------------------------------------------------------------------------------

                                                          Additional Information

GLOBAL INCOME FUND, INC.               16

Item 2. Code of Ethics.

     (a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) (1) The Code is attached hereto as Exhibit 99.CODE ETH.

    (2) The text of the Code can be on the registrant's website, www.globalincomefund.net.

    (3) A copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          AUDIT FEES

          2004 - $16,500
          2005 - $18,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          AUDIT RELATED FEES

          2004 - $1,000
          2005 - $1,000

     Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           TAX FEES

           2004 - $3,500
           2005 - $3,000

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           ALL OTHER FEES

           2004 - 0
           2005 - 4,500

           All other fees relate to the registrant's 2005 rights offering.

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's investment manager, if any, which have a direct impact on registrant operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the audit committee, and approved by the audit committee, prior to the completion of the audit.

          (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees proposed to be billed or billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant were $43,500 and $54,625, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by accountant to the registrant's investment manager and its affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment manager and the investment manager's affiliates.


Item 5. Audit Committee of Listed Registrants.

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  AMENDED PROXY VOTING POLICIES AND PROCEDURES

                           Midas Dollar Reserves, Inc.
                                Midas Fund, Inc.
                            Midas Special Fund, Inc.
                            Global Income Fund, Inc.
                                  Foxby Crop.


     Global Income Fund, Inc. and Foxby Corp. (the "Funds") delegates the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS (see attached) are incorporated by reference herein as a Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM - NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser or any affiliated person of the Investment Manager, a Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.





January 1, 2004

                                    ADDENDUM
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

     These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

         Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.
Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

         Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation. Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal  access  proposals  ask  companies  to give  shareholders  access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

         Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position. We may also elect to abstain or not vote on any given matter.

         March 9, 2006

                           ISS PROXY VOTING GUIDELINES

                                     SUMMARY

     The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.       OPERATIONAL ITEMS

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify  auditors,  unless any of the following  apply:
An auditor has a financial interest in or association with the company, and is therefore not independent Fees for non-audit services are excessive, or There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2.       BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse
Implement or renew a dead-hand or modified dead-hand poison pill
Ignore a shareholder proposal that is approved by a majority of the shares outstanding
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
Failed to act on takeover offers where the majority of the shareholders tendered their shares Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
Are audit committee members and the non-audit fees paid to the auditor are excessive.
Are inside directors or affiliated outside directors and the full board is less than majority independent Sit on more than six boards
Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director or officer legal defense was unsuccessful if both of the following apply:
The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and Only if the director legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
Two-thirds independent board
All- independent key committees
Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3.       PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
Long-term financial performance of the target company relative to its industry Management track record Background to the proxy contest
Qualifications of director nominees (both slates)
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price Fairness opinion Financial and strategic benefits How the deal was negotiated Conflicts of interest Other alternatives for the business Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital Potential elimination of diseconomies Anticipated financial and operating benefits Anticipated use of funds Value received for the asset Fairness opinion How the deal was negotiated Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
Dilution to existing shareholders' position Terms of the offer Financial issues Management's efforts to pursue other alternatives
Control issues
Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
The reasons for the change
Any financial or tax benefits
Regulatory benefits
Increases in capital structure
Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
Prospects of the combined company, anticipated financial and operating benefits Offer price
Fairness opinion
How the deal was negotiated
Changes in corporate governance
Change in the capital structure
Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
Tax and regulatory advantages
Planned use of the sale proceeds
Valuation of spinoff
Fairness opinion Benefits to the parent company
Conflicts of interest
Managerial incentives
Corporate governance changes
Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.       STATE OF INCORPORATION

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
 Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
 Cash compensation, and
 Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a  dollar-for-dollar  cash for stock exchange.

Votes for plans that do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting Term of the option
Exercise price Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value Offering period is 27 months or less, and
The number of shares allocated to the plan is ten percent or less of the outstanding shares
Vote AGAINST employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value, or Offering period is greater than 27 months, or The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
The parachute should be less attractive than an ongoing employment opportunity with the firm The triggering mechanism should be beyond the control of management The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.       SOCIAL AND ENVIRONMENTAL ISSUES

         Consumer Issues and Public Safety

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), The availability and feasibility of alternatives to animal testing to ensure product safety, and
The degree that competitors are using animal - free testing.

Generally vote FOR proposals seeking a report on the company animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance
The company standards are comparable to or better than those of peer firms, and There are no serious controversies surrounding the company treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
Whether the proposal focuses on a specific drug and region
Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
The extent that reduced prices can be offset through the company marketing budget without affecting R&D spending Whether the company already limits price increases of its products
Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
Company current disclosure on the feasibility of GE product labeling, including information on the related costs
Any voluntary labeling initiatives undertaken or considered by the company.
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company Sub-Saharan operations and how the company is responding to it, taking into account:
The nature and size of the company operations in Sub-Saharan Africa and the number of local employees
The company existing healthcare policies, including benefits and healthcare access for local workers Company donations to healthcare providers operating in the region
Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
The company actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
The companys  initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
Whether the company has adequately disclosed the financial risks of its subprime business Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
Whether the company complies with all local ordinances and regulations
The degree that voluntary restrictions beyond those mandated by law might hurt the company competitiveness
The risk of any health-related liabilities.
Advertising to youth:
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
Whether the company has gone as far as peers in restricting advertising
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
Whether restrictions on marketing to youth extend to foreign countries
Cease production of tobacco-related products or avoid selling products to tobacco companies:
The percentage of the company business affected The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Spinoff tobacco-related businesses:
The percentage of the company  business affected
The feasibility of a spinoff
Potential future liabilities related to the company tobacco business. Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

         Environment and Energy

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports
Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
The company environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills Environmentally conscious practices of peer companies, including endorsement of CERES Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
Approximate costs of complying with current or proposed environmental laws Steps company is taking to reduce greenhouse gasses or other environmental pollutants Measurements of the company emissions levels Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company operations and products, unless the report is duplicative of the company current environmental disclosure and reporting or is not integral to the company line of business. However, additional reporting may be warranted if:
The company  level of disclosure lags that of its competitors, or

The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
The nature of the company business and the percentage affected
The extent that peer companies are recycling The timetable prescribed by the proposal
The costs and methods of implementation Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
The nature of the company business and the percentage affected
The extent that peer companies are switching from fossil fuels to cleaner sources
The timetable and specific action prescribed by the proposal The costs of implementation The company initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company current environmental disclosure and reporting or is not integral to the company line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or A report based on Global Reporting Initiative (GRI) or similar guidelines. Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or The company has publicly committed to using the GRI format by a specific date

         General Corporate Issues

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
The relevance of the issue to be linked to pay
The degree that social performance is already included in the company pay structure and disclosed

The degree that social performance is used by peer companies in setting pay Violations or complaints filed against the company relating to the particular social performance measure Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
The company is in compliance with laws governing corporate political activities, and
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

         Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:
There are serious controversies surrounding the company's China operations, and The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company operations in a particular country and steps to protect human rights, based on:
The nature and amount of company business in that country
The company workplace code of conduct
Proprietary and confidential information involved
Company compliance with U.S. regulations on investing in the country Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent Agreements with foreign suppliers to meet certain workplace standards
Whether company and vendor facilities are monitored and how
Company participation in fair labor organizations
Type of business Proportion of business conducted overseas
Countries of operation with known human rights abuses
Whether the company has been recently involved in significant labor and human rights controversies or violations Peer company standards and practices Union presence in company international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations The company has no recent human rights controversies or violations, or The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
Company compliance with or violations of the Fair Employment Act of 1989
Company anti-discrimination policies that already exceed the legal requirements The cost and feasibility of adopting all nine principles The cost of duplicating efforts to follow two sets of standards
(Fair Employment and the MacBride Principles)
The potential for charges of reverse discrimination
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted The level of the company investment in Northern Ireland The number of company employees in Northern Ireland
The degree that industry peers have adopted the MacBride Principles
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride
Principles.

         Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components
Whether the company peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs
Whether the company currently or in the past has manufactured cluster bombs or their components
The percentage of revenue derived from cluster bomb manufacturing
Whether the company peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company financial and reputational risks from its operations in Iran, taking into account current disclosure on:
The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company involvement in spaced-based weaponization unless:
The information is already publicly available or The disclosures sought could compromise proprietary information.

         Workplace Diversity

Board Diversity

Generally vote FOR reports on the company efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business or
The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
The degree of board diversity
Comparison with peer companies
Established process for improving board diversity Existence of independent nominating committee
Use of outside search firm History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company affirmative action initiatives unless all of the following apply:
The company has well-documented equal opportunity programs
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company progress towards the Glass Ceiling Commission business recommendations, unless:
The composition of senior management and the board is fairly inclusive
The company has well-documented programs addressing diversity initiatives and leadership development The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Marion E. Morris is the portfolio manager of the registrant receives compensation for her services. As of December 31, 2005, portfolio manager compensation generally consists of base salary, benefit retirement plan, and limited bonus.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The portfolio manager is paid a limited annual bonus based on one to four weeks' salary.

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the registrant. Securities selected for funds or accounts other than the registrant may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's code of ethics will adequately address such conflicts.

     The following table provides information relating to other (non-registrant) accounts where thie portfolio manager is primarily responsible for day-to-day management as of December 31, 2005. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

  Portfolio Manager  Other Pooled Investment   Registered Investment  Other Accounts
                     Vehicles                  Companies
 ------------------ ------------------------- ---------------------- ----------------
 Marion E. Morris    Number:                    0                     n/a
 ------------------ ------------------------- ---------------------- ----------------
                     Assets (millions):        $0                     n/a
 ------------------ ------------------------- ---------------------- ----------------


     As of December 31, 2005, the dollar range of registrant shares beneficially owned by Marion E. Morris is $0-$10,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

     a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

     (b) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 9, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 9, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 9, 2006